                                                                    Exhibit 99.1


                             LETTER OF TRANSMITTAL
                      To Exchange any and all Outstanding
          13% Senior Secured Notes due 2006 with Contingent Interest for
          13% Senior Secured Notes due 2006 with Contingent Interest
                          HOLLYWOOD CASINO SHREVEPORT
                                      and
                        SHREVEPORT CAPITAL CORPORATION
      Pursuant to the Exchange Offer and Prospectus dated October 1, 2001

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 30, 2001 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE ISSUERS.
--------------------------------------------------------------------------------

                 The Exchange Agent for the Exchange Offer is:
                 State Street Bank and Trust Company

               By Mail:                            Overnight Courier:
  State Street Bank and Trust Company     State Street Bank and Trust Company
      Corporate Trust Department               Corporate Trust Department
             P.O. Box 778                        2 Avenue de Lafayette
      Boston, Massachusetts 02102         Fifth Floor, Corporate Trust Window
     Attention:  Mackenzie Elijah           Boston, Massachusetts 02111-1724
                                              Attention:  Mackenzie Elijah

     By Hand in New York (as Drop Agent)
     State Street Bank and Trust Company           By Hand in Boston:
                 61 Broadway              State Street Bank and Trust Company
      15th Floor, Corporate Trust Window         2 Avenue de Lafayette
           New York, New York 10006       Fifth Floor, Corporate Trust Window
                                            Boston, Massachusetts02111-1724

    Facsimile Transmission Number
   (for Eligible Institutions Only)          Confirm by telephone:
            (617) 662-1452                       (617) 662-1525

  Delivery of this Letter of Transmittal to an address or transmission of instructions via facsimile other than as set forth above will not constitute a valid delivery.

  The undersigned acknowledges that it has received the Prospectus, dated October 1, 2001 (the "Prospectus"), of Hollywood Casino Shreveport, a Louisiana general partnership ("Shreveport"), and Shreveport Capital Corporation, a Louisiana corporation ("Shreveport Capital" and together with Shreveport, the "Issuers") and this Letter of Transmittal, which together constitute the Issuers' offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $39.0 million of their 13% Senior Secured Notes due 2006 with Contingent Interest (the "Registered Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of their issued and outstanding 13% Senior Secured Notes due 2006 with Contingent Interest (the "Original Notes").

  IF YOU WISH TO EXCHANGE YOUR ORIGINAL NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED NOTES PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER, AND NOT WITHDRAW, YOUR ORIGINAL NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                         SIGNATURES MUST BE PROVIDED.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS
                            LETTER OF TRANSMITTAL.

  Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

  This Letter of Transmittal is to be completed by holders of Original Notes either if Original Notes are to be forwarded herewith or if tenders of Original Notes are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at the Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the section entitled "Description of the Exchange Offer--Procedures for Tendering Your Notes" in the Prospectus.

  Holders of Original Notes whose certificates (the "Certificates") for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book- entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the section entitled "Description of the Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

                         DESCRIPTION OF ORIGINAL NOTES

------------------------------------------------------------------------------------------------------------
                                                                                             Aggregate
            Name(s) and Address(es) of Registered Owner(s)       Certificate             Principal Amount
                  as it appears on the Original Notes            Number(s)               of Original Notes
                       (Please fill in, if blank)             of Original Notes              Tendered
------------------------------------------------------------------------------------------------------------
                                                       -----------------------------------------------------
                                                       -----------------------------------------------------
                                                       -----------------------------------------------------
                                                       -----------------------------------------------------
                                                       -----------------------------------------------------
                                                            Total Principal Amount
                                                              of Notes Tendered
------------------------------------------------------------------------------------------------------------

            BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

[_] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number______________________________________________________________

    Transaction Code Number_____________________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name of Registered Holder(s)________________________________________________

    Window Ticket Number (if any)_______________________________________________

    Date of Execution of Notice of Guaranteed Delivery__________________________

    Name of Institution which Guaranteed Delivery_______________________________

If Guaranteed Delivery is to be made By Book-Entry Transfer:

    Name of Tendering Institution_______________________________________________

    Account Number______________________________________________________________

    Transaction Code Number_____________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL
    NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR
    ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________

Ladies and Gentlemen:

  1. The undersigned hereby tenders to Hollywood Casino Shreveport, a Louisiana general partnership ("Shreveport"), and Shreveport Capital Corporation, a Louisiana corporation ("Shreveport Capital" and, together with Shreveport, the "Issuers"), its 13% Senior Secured Notes due 2006 with Contingent Interest of the Issuers (the "Original Notes"), pursuant to the Issuers' offer to exchange $1,000 principal amount of their registered 13% Senior Secured Notes due 2006 with Contingent Interest (the "Registered Notes"), for each $1,000 principal amount of Original Notes, upon the terms and subject to the conditions contained in the Prospectus dated October 1, 2001 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Prospectus constitute the "Exchange Offer").

  2. THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUERS WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE ISSUERS OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

  3. The undersigned understands that the tender of the Original Notes pursuant to any one of the procedures set forth in the Prospectus and in the instructions, attached hereto, will, upon the Issuers' acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Issuers as to the terms and conditions set forth in the Prospectus.

  4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

     (i) the Registered Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

     (ii) neither the undersigned nor any such other person is engaging in, or intends to engage in, a distribution of such Registered Notes;

     (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Registered Notes; and

     (iv) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuers.

  5. The undersigned may, if, and only if, unable to make all of the representations and warranties contained in Item 4 above, elect to have its Original Notes registered in the shelf registration described in the Registration Rights Agreement, dated as of June 15, 2001, by and among the Issuers and Initial Purchasers in the form filed as an exhibit to the Registration Statement (the "Registration Agreement"). All terms used in this
Item 5 with their initial letters capitalized, unless otherwise defined herein, shall have the meanings given them in the Registration Agreement. Such election may be made by checking the box under "Special Registration Instructions" below. By making such election, the undersigned agrees, as a Holder participating in a Shelf Registration Statement, to indemnify and hold harmless (i) the Issuers,
(ii) each person, if any, who controls either of the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and (iii) the officers, directors, partners, employees, representatives and agents of the Issuers against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Holder furnished to the Issuers in writing by or on behalf of the Holder expressly for use therein. In no event shall the Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

  6. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Original Notes held for its own account were not acquired as a result of market-making or other trading activities, such Original Notes cannot be exchanged pursuant to the Exchange Offer.

  7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

  8. Unless otherwise indicated herein under "Special Delivery Instructions," the certificates for the Registered Notes will be issued in the name of the undersigned.

  9. Holders of Original Notes whose Original Notes are accepted for exchange will not receive accrued interest on such Original Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Original Notes prior to the original issue date of the Registered Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Original Notes, and the undersigned waives the right to receive any interest on such Original Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after June 15, 2001.

  10. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                              (See Instruction 1)

   To be completed ONLY IF the Registered Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

      [_] Mail  Issue [_]  (check appropriate boxes) certificates to:

Name:___________________________________________________________________________
                                (Please Print)

Address:________________________________________________________________________

        ________________________________________________________________________

        ________________________________________________________________________
                             (Including Zip Code)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       SPECIAL REGISTRATION INSTRUCTIONS
                                 (See Item 5)

   To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Original Notes in the shelf registration described in the Registration Rights Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in Item 5 above.

   [_] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above, (ii) elects to have its Original Notes registered pursuant to the shelf registration described in the Registration Rights Agreement, and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, Item 5 above.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   SIGNATURE

    To be completed by all exchanging noteholders. Must be signed by registered holder exactly as name appears on Original Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

X_______________________________________________________________________________

X_______________________________________________________________________________
         Signature(s) of Registered Holder(s) or Authorized Signature

Dated:__________________________________________________________________________

Name(s):________________________________________________________________________
                             Please Type or Print

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              Including Zip Code

Area Code and Telephone No.:____________________________________________________

           SIGNATURE GUARANTEE (If Required by Instruction 1 below)

       Certain Signatures Must be Guaranteed by an Eligible Institution

________________________________________________________________________________
             Name of Eligible Institution Guaranteeing Signatures

________________________________________________________________________________
Address (including zip code) and Telephone Number (including area code) of Firm

________________________________________________________________________________
                             Authorized Signature

________________________________________________________________________________
                                 Printed Name

________________________________________________________________________________
                                     Title

Dated:__________________________________________________________________________
--------------------------------------------------------------------------------

           PLEASE READ THE INSTRUCTIONS ON THE REVERSE SIDE HEREOF,
               WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                 INSTRUCTIONS

  1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member or participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Delivery Instructions" has not been completed or the Original Notes described above are tendered for the account of an Eligible Institution.

  2. Delivery of Letter of Transmittal and Original Notes; Guaranteed Delivery Procedures. The Original Notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

  Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Original Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the section entitled "Description of the Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuers, must be received by the Exchange Agent from such Eligible Institution on or prior to the Expiration Date; and (iii) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required thereby, along with the Certificates (or a book-entry confirmation) representing all tendered Original Notes, in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the section entitled "Description of the Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date.

  THE METHOD OF DELIVERY OF ORIGINAL NOTES AND THE LETTER OF TRANSMITTAL OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO THE ISSUERS. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

  3. Partial Tenders. If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of the Original Notes to be tendered in the box above entitled "Description of Original Notes " under "Aggregate Principal Amount of Original Notes Tendered." A reissued certificate representing the balance of nontendered Original Notes of a tendering holder who physically delivered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  4. Signature on Letter of Transmittal, Bond Powers and Endorsements. If this Letter of Transmittal is signed by a person other than a registered holder of any Original Notes, such Original Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Original Notes.

  If this Letter of Transmittal or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

  5. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the transfer of Original Notes to them or their order pursuant to the Exchange Offer. If, however, Registered Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Issuers or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

  6. Waiver of Conditions. The Issuers reserve the absolute right to waive in whole or in part at any time and from time to time any or all conditions enumerated in the Prospectus.

  7. Mutilated, Lost, Stolen or Destroyed Original Notes. Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

  8. Withdrawal of Tenders. Tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  For a withdrawal of a tender of Original Notes to be effective, a written or facsimile transmission or for a DTC participant electronic ATOP transmission notice of withdrawal, must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the "Depositor"), (ii) identify the Original Notes to be withdrawn (including the certificate number or numbers and principal amount of such Original Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Original Notes were issued register the transfer of such Original Notes into the name of the person withdrawing the tender, and
(iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor. Any Original Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

  9. Inadequate Space. If the space provided in the box captioned "Description of Original Notes" is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

  10. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

  Miscellaneous. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Original Notes will be resolved by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any or all Original Notes not properly tendered or any Original Notes the Issuers' acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects, irregularities, or conditions of tender as to particular Original Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof, unless otherwise provided in the letter of transmittal, as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

  Under current federal income tax law, a holder of Registered Notes is required to provide the Issuers (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on any Registered Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Registered Notes. If a holder of Registered Notes is an individual, the TIN is such holder's social security number. If the Issuers are not provided with the correct taxpayer identification number, a holder of Registered Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

  Certain holders of Registered Notes (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Registered Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Issuers, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Issuers are required to withhold up to 30.5% of any payment made to the holder of Registered Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

 Purpose of Substitute Form W-9.

  To prevent backup withholding on any Registered Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Registered Notes, each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should provide the Issuers, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

 What Number to Give the Exchange Agent.

  The prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Registered Notes. If the Registered Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

------------------------------------------------------------------------------------------------------------------
                  PAYORS'S NAME: Hollywood Casino Shreveport
------------------------------------------------------------------------------------------------------------------
                              Part 1 -- PLEASE PROVIDE YOUR TIN IN        Social Security Number(s) or
                              THE BOX AT RIGHT AND CERTIFY BY          Employer identification Number(s)
                              SIGNING AND DATING BELOW.                _________________________________
SUBSTITUTE
                             -------------------------------------------------------------------------------------------------------

FORM W-9                      Part 2 -- Certification -- Under Penalties of Perjury, I certify that: (1) The number shown on this
Department of the             form is my current taxpayer identification number (or I am waiting for a number to be issued to me)
Treasury                      and (2) I am not subject to backup withholding either because I have not been notified by the Internal
Internal Revenue Service      Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup
Payor's Request for Taxpayer  withholding.
Identification Number (TIN)   ------------------------------------------------------------------------------------------------------
                              Certificate Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding
                              because of underreporting interest or dividends on your tax return.                  Part 3
                              However, if after being notified by the IRS that you are subject to backup
                              withholding you receive another notification from the IRS stating that            Awaiting TIN [_]
                              you are no longer subject to backup withholding, do not cross out item (2).
------------------------------------------------------------------------------------------------------------------------------------
Signature _______________________________________________________________           Date ___________________________________________
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE BY A PROSPECTIVE HOLDER OF REGISTERED NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30.5% OF ALL PAYMENTS MADE TO YOU ON ACCOUNT OF THE REGISTERED NOTES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER AND ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE SERIES B NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, up to 30.5% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature _____________________________________    Date ________________________
--------------------------------------------------------------------------------

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